UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 20, 2019
(Date of earliest event reported)

Royale Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-55912	81-4596368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210
El Cajon, California 92020
(Address of principal executive offices) (Zip Code)

(619) 383-6600
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. □

Item 5.02. Departure of Directors or Principal Officers;

On September 22, 2019, Rod Eson notified the Board of Directors of Royale Energy, Inc. (the “Company”) of his intention to resign as a director of the Company effective as of that date. Mr. Eson’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 20, 2019, the Company held its annual meeting of shareholders.  At the meeting, holders of the Company’s common stock voted to approve the following actions:

(1)	Electing seven members of the Board of Directors to serve until the next annual shareholders’ meeting, or until their successors are elected; and
(2)	Approve the Royale Energy, Inc., 2018 Equity Incentive Plan; and
(3)	Approve the Royale Energy, Inc., 2019 Equity Incentive Plan;

At the meeting, 26,396,359 shares of the Company’s common stock were represented in person or by proxy, or 51.90% of the Company’s voting common stock.  No shares of the Company’s preferred stock were eligible to vote at the meeting.

The final results of voting on each proposal are set forth below.

(1)	Election of directors. All seven nominees were elected to serve until the 2020 annual meeting, and until their successors are duly elected.

Director	Votes For	Votes Against

Rod Eson	26,096,086	300,273
Thomas M. Gladney	26,087,982	308,377
Jonathan Gregory	25,712,364	683,995
Johnny Jordan	26,102,069	294,290
Karen Kerns	26,104,773	291,586
Mel G. Riggs	26,103,969	292,390
Robert Vogel	26,092,385	303,974

(2)	The shareholders approved the Royale Energy, Inc. 2018 Equity Incentive Plan.

Votes For	Votes Against	Abstentions
17,265,890	764,919	8,365,550

(3)	The shareholders approved the Royale Energy, Inc. 2019 Equity Incentive Plan.

Votes For	Votes Against	Abstentions
17,405,982	623,451	8,366,926

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: September 25, 2019	By:	/s/ Stephen M. Hosmer
	Name:	Stephen M. Hosmer
	Title:	Chief Financial Officer and Secretary